UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2005

                                 OPTIGENEX INC.
               (Exact name of registrant as specified in charter)

           Delaware                     000-51248                 20-1678933
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

    750 Lexington Avenue 6th Floor, New York                        10022
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (212) 905-0189

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 15, 2005, Richard Serbin, Chief Executive Officer and a director of Optigenex Inc. (the "Company") resigned his position as both Chief Executive Officer and a director of the Company.

(c) On September 20, 2005, the Company's Board of Directors appointed Anthony Bonelli as its Chief Executive Officer. On that same date, Mr. Bonelli was also chosen by the Company's Board of Directors to fill the vacancy on the Board until the next annual meeting of stockholders and until his successor has been elected and qualified.

Mr. Bonelli has been the Company's President since August 20, 2004. Mr. Bonelli was President of Anthony Bonelli Associates, Inc., from 1999 to 2004. Mr. Bonelli has been a counsultant to major pharmaceutical, biotech, managed care and investment banking firms. From 1998 to 1999, he was Chief Operating Officer of Vita Quest International, Inc., a leading manufacturer of vitamins and nutritional supplements, and President of its Garden State Nutritionals and Windmill Consumer Products Divisions. From 1995 to 1998 he was President and Chief Operating Officer of Neuman Health Services Inc., a $2.5 billion diversified healthcare provider (distributor, PBM, software, retail chain pharmacy, professional pharmacy services). From 1993-late 1994, he was President and Chief Operating Officer of Copley Pharmaceuticals, a major international generic drug manufacturer. Mr. Bonelli is a graduate of Harvard University with a Bachelor of Science degree in Biological Sciences. Mr. Bonelli has an MBA in Marketing and Finance from Rutgers University Graduate School of Business and a JD from the University of San Francisco School of Law.

Mr. Bonelli will continue to work pursuant to his current employment agreement. On August 29, 2005, the Company's Board of Directors approved an extension of the employment agreement with Anthony Bonelli, until February 16, 2006. His original employment had expired on August 16, 2005.

All terms and conditions contained in his employment agreement remain in effect including the base salary at a rate of $200,000 per annum. In addition, Mr. Bonelli will be paid a bonus of $100,000.

Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

            None

      (b) Pro forma financial information.

            None

      (c) Exhibits.

            None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Optigenex, Inc.


Date: September 21, 2005                        By: /s/ Joe McSherry
                                                    -----------------------
                                                    Chief Financial Officer